SUPPLEMENT DATED JULY 31, 2003
                               TO THE SAI OF
             MONTANA TAX-FREE FUND, INC. * ND TAX-FREE FUND, INC.
                       SOUTH DAKOTA TAX-FREE FUND, INC.
                            DATED MAY 1, 2003



I.  The second full paragraph on page B-2 is replaced with the following:

  With respect to the ND Fund and the Montana Fund, not more than 5% of the net assets of the respective Fund will be invested in participation interests in Municipal Securities during the coming year. With respect to the South Dakota Fund, not more than 5% of the net assets of the Fund will be invested in participation interests with non-appropriation clauses.


II. The first paragraph in the section "Custodian and Transfer Agent" on page B-20 is replaced with the following:

  Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479 performs custodial services for the securities and cash of the Funds. ND Resources, Inc. ("ND Resources" or "Transfer Agent"), a wholly-owned subsidiary of Integrity Mutual Funds, Inc.,
1 North Main, Minot, North Dakota 58703, is the Funds' Transfer Agent. As Transfer Agent, ND Resources performs many of the Funds' clerical and administrative functions. For its services, each Fund pays ND Resources a monthly fee ranging from 0.16 of 1% of the average daily net asset value of all the respective Fund's outstanding shares up to $10 million down to 0.09 of 1% for average daily net assets in excess of $50 million. ND Resources also provides internal accounting and related services for each Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the respective Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for the average daily net assets in excess of $500 million.